This is filed pursuant to Rule 497(e).
THE ALLIANCE STOCK FUNDS
  Alliance Premier Growth Fund         033-49530 and 811-06730
  Alliance Health Care Fund            333-77953 and 811-09329
  Alliance Growth Fund                 033-12988 and 811-05088
  Alliance Technology Fund             002-70427 and 811-03131
  Alliance Quasar Fund                 002-29901 and 811-01716
  The Alliance Fund                    002-10768 and 811-00204
  Alliance Growth and Income Fund      002-11023 and 811-00126
  Alliance Balanced Shares             002-10988 and 811-00134
  Alliance New Europe Fund             033-37848 and 811-06028
  Alliance Worldwide Privatization
    Fund                               033-76598 and 811-08426
  Alliance International Premier
    Growth Fund                        333-41375 and 811-08527
  Alliance Global Small Cap Fund       002-25364 and 811-01415
  Alliance International Fund          002-70428 and 811-03130
  Alliance Greater China '97 Fund      333-26229 and 811-08201
  Alliance All-Asia Investment Fund    033-84270 and 811-08776
THE ALLIANCE ASSET ALLOCATION FUNDS
  Alliance Conservative Investors
    Fund                               033-12988 and 811-05088
  Alliance Growth Investors Fund       033-12988 and 811-05088

ALLIANCE CAPITAL [LOGO](R)

                    THE ALLIANCE STOCK FUNDS
                      Alliance Premier Growth Fund
                      Alliance Health Care Fund
                      Alliance Growth Fund
                      Alliance Technology Fund
                      Alliance Quasar Fund
                      The Alliance Fund
                      Alliance Growth and Income Fund
                      Alliance Balanced Shares
                      Alliance New Europe Fund
                      Alliance Worldwide Privatization Fund
                      Alliance International Premier Growth Fund
                      Alliance Global Small Cap Fund
                      Alliance International Fund
                      Alliance Greater China '97 Fund
                      Alliance All-Asia Investment Fund
               THE ALLIANCE ASSET ALLOCATION FUNDS
                      Alliance Conservative Investors Fund
                      Alliance Growth Investors Fund
----------------------------------------------------------------


Supplement dated July 1, 2001 to the Prospectuses of The Alliance
Stock Funds that offer the Class A, B, and C shares and the Advisor Class shares dated March 1, 2001.

This Supplement supersedes certain information contained in the Prospectus.

Householding

         Many shareholders of the Alliance Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, effective September 1, 2001 all Alliance Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call Alliance Global Investor Services at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

Privacy

         Alliance Capital Management L.P., the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

         It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
Tax Withholding Certification

         The Internal Revenue Service has revised the required tax withholding certification that shareholders must make to the Fund in order to avoid foreign withholding on Fund distributions. The new language is found below. You are required to notify us immediately if you cannot make any of the certifications below.

         I certify under penalty of perjury that: (1) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interests or dividends, or
(c) the IRS has notified me that I am no longer subject to backup withholding, and (2) I am a U.S. person (including a U.S. residential alien).

Portfolio Manager for Alliance International Premier Growth Fund

         Guru M. Baliga joins Tom Kamp as Portfolio Manager of Alliance International Premier Growth Fund. Mr. Baliga joined Alliance Capital in 1998 from American Express Financial Corporation where he was a senior portfolio manager and head of the research based large cap growth team. During his tenure at American Express, Mr. Baliga was a portfolio manager and analyst with responsibilities for both the U.S. and non-U.S. stock funds. Prior to joining American Express Financial Corporation in 1991, he had six years of experience as a sell-side research analyst, following automotive and capital goods related companies. Mr. Baliga has B.S. and M.S. degrees in chemical engineering, an M.B.A. from the University of Toledo, and a doctorate in business administration from Kent State University. Mr. Baliga has 13 years of investment experience.

You should retain this Supplement with your Prospectus for future reference.

(R) This is a registered mark used under license from the owner, Alliance Capital Management L. P.

































                                3
00250113.AA6